FBR

THE WALL STREET ANALYST FORUM
Presentation

September 17, 2003

2003 SEPTEMBER

All information as of June 30, 2003 unless indicated.

EXHIBIT 99.1

[LOGO]

F R I E D M A N  B I L L I N G S  R A M S E Y

THE WALL STREET ANALYST FORUM

Presentation

September 17, 2003

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to “FBR” refer to Friedman, Billings, Ramsey Group, Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research services are provided by Friedman, Billings, Ramsey & Co., Inc. (FBR & Co.), except for those online offering, mutual fund distribution and discount brokerage services provided by FBR Investment Services, Inc. (FBRIS), and those services in the U.K., Europe and elsewhere outside the United States and Canada provided by Friedman, Billings, Ramsey International, Ltd. (FBRIL). FBR & Co. and FBRIS are broker-dealers registered with the SEC and are members of the NASD. FBRIL, based in the U.K, is regulated by the Financial Services Authority. Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries FBR Investment Management, Inc. (FBRIM), FBR Fund Advisers, Inc., and Money Management Advisers, Inc., which are investment advisers registered with the SEC. Banking services, including mutual fund custody and administration, are provided by FBR National Bank & Trust1.

On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. merged with FBR Asset Investment Corporation, a real estate investment trust (“REIT”) managed by FBR prior to the merger. The merged company, Friedman, Billings, Ramsey Group, Inc. is structured as a REIT for U.S. Federal Income Tax purposes and conducts its brokerage, sales and trading, investment banking, asset management and banking business through taxable REIT subsidiaries.

This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

For additional important information, please visit our website, www.fbr.com.

CAUTIONS ABOUT FORWARD-LOOKING INFORMATION

This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the overall environment for interest rates, repayment speeds within the mortgage backed securities market, risk associated with equity investments, the demand for public offerings, activity in the secondary securities markets, competition among financial services firms for business and personnel, the high degree of risk associated with venture capital investments, the effect of demand for public offerings, mutual fund and 401(k) pension plan inflows or outflows in the securities markets, volatility of the securities markets, available technologies, the effect of government regulation and of general economic conditions on our own business and on the business in the industry areas on which we focus, fluctuating quarterly operating results, the availability of capital to us and risks related to online commerce. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Form 10-K, especially in the section entitled “Risk Factors” beginning on page 29. The entire Form 10-K, including the Consolidated Financial Statements and the notes and any other documents incorporated by reference into the Form 10-K, as well as, the Forms 10Q and 8-K filed subsequent to the forms 10K, should be read for a complete understanding of our business and the risks associated with that business.

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum	1Member FDIC and an equal housing lender. Products
September 17, 2003 Page 2	offered by other FBR subsidiaries are not FDIC insured, not offered, guaranteed or endorsed by FBR National Bank & Trust, and may lose value.

FRIEDMAN BILLINGS RAMSEY

FBR is a National Investment Bank

5 Profit Centers:
- Investment banking
- Institutional brokerage sales and trading
- Asset management & private client services
- Principal Investments in MBS
- Merchant Banking

6 Industry Expertise:
- Financial Services
- Real Estate
- Technology
- Healthcare
- Energy
- Diversified Industries

Leaders in Innovative Capital Markets Solutions

[LOGO]	F R I E D M A N B I L L I N G S R A M S E Y FBR is a National Investment Bank

•	Listed on the New York Stock Exchange (NYSE: FBR). Market cap more than $2 billion

•	Equity greater than $1.0 billion

•	Approximately 500 full-time employees in 15 offices

•	Diversified Business Model:

5 Profit Centers:	6 Industry Expertise:
• Investment banking	• Financial Services
• Institutional brokerage sales and trading	• Real Estate
• Asset management & private client services	• Technology
• Principal Investments in MBS	• Healthcare
• Merchant Banking	• Energy
• Diversified Industries

L e a d e r s  i n  I n n o v a t i v e  C a p i t a l  M a r k e t s  S o l u t i o n s

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	F R I E D M A N B I L L I N G S R A M S E Y 2nd Quarter 2003 Financial Highlights

Q2 Growth

•      Record financial results

•      Earnings of $58.8 million or $0.43 per share

•      Revenues of $148.4 million

•      Net Revenues of $128.7 million

•      Growth

•      Continued growth in operating revenues

•      Continued growth of assets under management.

•      MBS portfolio growth

Capital Markets

•      Investment banking revenues up 17% over Q2 2002

•      Brokerage revenues up 7% over Q2 2002

Principal Investment

•      MBS $8.1 billion at June 30, 2003

•      Merchant banking and other $235 million at June 30, 2003

Asset Management

•      Net assets under management up 16% over March 31, 2003

Leaders  i n  I n n o v a t i v e  C a p i t a l  M a r k e t s  S o l u t i o n s

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	FBR Group Corporate Organizational Chart

		Friedman, Billings, Ramsey Group, Inc. (Nyse: FBR) REIT Election	Principal Investing: MBS and merchant banking

		FBR TRS Holdings, Inc. (Consolidated Taxpayer)	Capital Markets Asset Management

FBR Bancorp, Inc.		FBR Capital Markets Holdings, Inc.		FBR Asset Management Holdings, Inc.

FBR National Bank & Trust	Friedman Bilings, Ramsey International, Ltd.	Friedman, Bilings, Ramsey & Co., Inc.	FBR Investment Services, Inc.	FBR Fund Advisers, Inc.	FBR Investment Management, Inc.
Money Management Advisers, Inc.

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

FBR

Primary Earnings Drivers

MBS Portfolio

Unlevered Asset Yield	3.25%
Cost of Funds	1.26%
Spread	1.99%
ROE, Gross (Assumed Leverage @ 10x)	23.15%

Capital Markets(1)

Annual Breakeven Revenue	$115-125M
Marginal Pre-Tax Margin	40%
Marginal After-Tax Margin	25%

(1) Includes Investment Banking, Sales & Trading and Research

[LOGO]	Primary Earnings Drivers

MBS Portfolio		Capital Markets (1)
Unlevered Asset Yield	3.25%	Annual Breakeven Revenue	$115-125M
Cost of Funds	1.26%	Marginal Pre-Tax Margin	40%
Spread	1.99%	Marginal After-Tax Margin	25%

ROE, Gross (Assumed Leverage @ 10x)	23.15%

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum September 17, 2003	(1) Includes Investment Banking, Sales & Trading and Research

[LOGO]	Business Overview

Taxable Subsidiaries (TRSs) (3 Profit Centers and Research)				REIT Principal Activities (2 Profit Centers)

Research	Institutional Sales & Trading	Investment Banking	Asset Management	Mortgage Backed Securities	Merchant Banking

36 Senior Analysts

Department total 85

Approximately 400 companies under coverage

•   Independence

•   In-depth company analysis

•   Theme-driven industry coverage

•   Daily morning note

•   Daily meetings with sales force

•   Up-to-date economic and policy news

•   Frequent management roadshows

•   Annual investor conferences

54 Institutional Brokers; 32 Traders and Sales Traders Market-maker in over 500 equity and debt securities Cover over 1,000 institutions • Mutual funds • Hedge funds • Money managers • Pension funds

92 Investment Banking personnel

6 focused industry sectors

•   Financial Institutions

•   Real Estate

•   Technology

•   Healthcare

•   Energy

•   Diversified Industrials

Top 10 lead-managing equity underwriter*

1H 2003:

•   24 transactions with $2.3B in total transaction value

•   6 lead and sole managed public  /private transactions

•   11 M&A and advisory assignments

Private equity

Hedge funds

Venture capital

Equity mutual funds

Fixed income mutual funds

Tax-exempt funds

Money market funds

Private client group

•   Restricted 144A stock sales

•   Financial planning / trust & estate services

•   Credit lines

•   Hedging & monetization

•   Employee stock option management

Assets approximately $8.0 billion, as of June 30, 2003

•   AAA rated securities — guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae

•   Low effective duration of 1 to 2 years: limits price risk

•   Leverage target 6-11x within mortgage portfolio

Approximately $164 million of invested capital as of June 30, 2003

Non-levered portfolio

•   Preferred and common equity

•   Senior secured and mezzanine loans

•   Interest in proprietary funds

•   Direct assets

F R I E D M A N    B I L L I N G S    R A M S E Y

The Wall Street Analyst Forum September 17, 2003 Page 7	Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department. Specific information is contained in each research report concerning FBR & Co.’s relationship with the company that is the subject of the report.
* See page 18

Growth

Sales & Trading

1,600,000
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
OTC
Listed
643M
900M
1.25B
1.55B
452
191
549
351
697
554
620
930
2000
2001
2002
2003
1H Annualized

Customer Trading Volumes 2000 – 2003

Asset Management

3.0B
2.5B
2.0B
1.5B
1.0B
0.5B
0
Gross assets under management
Net assets under management[1]
$519M
$435M
$660M
$589M
$778M
$534M
$1,432M
$1,314M
$1,801M
$1,748M
12/31/98
12/31/99
12/31/00
12/31/01
06/30/03

AUM Growth

Source: Company data; In number of shares traded

[LOGO]	Growth

Sales & Trading	Asset Management

[CHARTS]

F R I E D M A N B I L L I N G S R A M S E Y	Source: Company data; in number of shares traded

The Wall Street Analyst Forum September 17, 2003 Page 8

[1]Net assets under management represents total

gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities.

Excludes FBR Asset

Diversification

Sales & Trading
6 months ended 6/30/03

1.66%
8.14%
6.96%
22.06%
24.16%
18.24%
8.35%
10.41%
Financial Services: Specialty Finance & Insurance
Financial Services: Bank & Thrifts
Diversified Industries
Energy
Technology
Healthcare
Real Estate/REITS
Other

Asset Management
As of 6/30/03

Fixed Income / Money Market Mutual Funds $582M
Diversified/ Other $479M
Technology/ Healthcare $45M
Energy $179M
Financial $517M
Fixed Income / Money Market Mutual Funds
Diversified Industries/Other
Financial
Energy
Technology/Healthcare

*As of 06/30/03; excludes FBR Asset

[LOGO]	Diversification

Sales & Trading 6 months ended 6/30/03	Asset Management As of 6/30/03
[CHARTS]	[CHARTS]

■ Financial Services: Specialty Finance & Insurance	■ Fixed Income / Money Market Mutual Funds
■ Financial Services: Bank & Thrifts	■ Diversified Industries/Other
■ Diversified Industries	■ Financial
■ Energy	■ Energy
■ Technology	■ Technology/Healthcare
■ Healthcare
■ Real Estate/REITS
■ Other

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum September 17, 2003 Page 9	*As of 06/30/03; excludes FBR Asset

[LOGO]	Rankings

Investment Banking — 2003 YTD 6/30/03 Rankings by Dollar Amount Raised in Public Offerings

Issuer Mkt Cap under $2B — All Industries 1/01/03 – 6/30/03 IPOs and Secondaries
Lead Manager	# of Deals	Total Amt Raised
Credit Suisse First Boston	15	$3,100.14
Morgan Stanley	14	2,054.50
Banc of America Securities	8	1,893.35
Citigroup Global Markets Inc	12	1,754.34
JP Morgan Securities Inc	10	1,738.17
UBS Securities	14	1,443.80
Goldman, Sachs & Co	11	1,426.07
Merrill Lynch & Co	11	1,390.24
Lehman Brothers	10	1,086.91
Friedman Billings Ramsey	5	1,049.60	*
Bear, Stearns & Co	6	662.06
RBC Capital Markets	5	623.85
Sandler O’Neil & Partners LP	1	596.00
CIBC World Markets	3	529.90
Wachovia Securities Inc	5	478.07
Ryan, Beck & Co	3	319.08
Duetsche Bank Securities	6	314.30
Thomas Weisel Partners LLC	3	175.73
SG Cowen Securities Corp	2	157.25
AG Edwards & Sons Inc	2	122.27

	146	$20,915.63

All Market Caps— All Industries 1/01/03 – 6/30/03 IPOs and Secondaries
Lead Manager	# of Deals	Total Amx Raised
Citigroup Global Markets Inc	20	$7,416.25
Merrill Lynch & Co	20	6,714.07
Goldman, Sachs & Co	21	6,022.78
J.P Morgan Securities Inc	18	5,281.57
Credit Suisse First Boston	19	4,748.55
Morgan Stanley	21	4,612.80
Banc of America Securities	13	3,816.10
Lehman Brothers	17	3,459.39
UBS Securities	18	2,255.48
Bear, Stearns & Co	8	1,428.24
Deutsche Bank Securities	8	1,069.06
Friedman Billings Ramsey	5	1,049.60	*
CIBC World Markets	4	718.53	*
Wachovia Securities Inc	6	666.70
RBC Capital Markets	5	623.85
Sandler O’Neil & Partners LP	1	596.00
Ryan, Beck & Co	3	319.08
SunTrust Robinson Humphrey	2	236.99
TD Securities Inc	1	181.17
Scotia Capital	1	181.17

	211	$51,397.38

All Market Caps— All Industries 1/01/03 – 6/30/03 IPOs Only
Lead Manager	# of Deals	Total Amt Raised
Credit Suisse First Boston	2	$995.79
Friedman Billings Ramsey	2	888.74	*
Banc of America Securities	1	804.28
Citigroup Global Markets Inc	1	797.74
Sandler O’Neil & Partners LP	1	596.00
Merrill Lynch & Co	2	418.85
J.P Morgan Securities Inc	1	220.80
Goldman, Sachs & Co	1	220.80
Morgan Stanley	1	96.60
Bear, Stearns & Co	1	90.00
Gunn Allen Financial Inc	1	10.00
Advest Inc	1	9.00

	15	$5,148.60

F R I E D M A N B I L L I N G S R A M S E Y	Source: CommScan, LLC

The Wall Street Analyst Forum September 17, 2003 Page 10

*In addition, FBR raised more than $150 million in 144A Institutional Equity Placements.

Data $millions, IPOs and Secondaries Only, Excludes closed end funds Lead managed. All deals included, no minimum

[LOGO]	Rankings

Investment Banking – Rankings by Aftermarket Performance

5 YEARS
Aftermarket Performance Across All Industries January 1, 1998 through December 31, 2002
		Aftermarket
Lead Manager [1]	# of Deals	Performance	[4] (%)
Friedman, Billings, Ramsey*	60	3.80
A.G. Edwards & Sons Inc	41	2.37
Wachovia Securities Inc	35	-13.91
Goldman, Sachs & Co	331	-15.55
UBS Warburg LLC	120	-20.76
Bear, Stearns & Co	119	-20.96
J.P Morgan Securities Inc	84	-21.98
Chase H&Q	91	-22.52
Merrill Lynch & Co	329	-23.83
Raymond James	27	-24.49
Salomon Smith Barney Inc	195	-25.58
Credit Suisse First Boston	328	-25.61

	1760	-17.42

1 YEAR
Aftermarket Performance Across All Industries January 1, 2002 through December 31, 2002
		Aftermarket
Lead Manager [2]	# of Deals	Performance	[4] (%)
Friedman, Billings, Ramsey**	20	8.06
Goldman, Sachs & Co	32	-0.36
J.P Morgan Securities Inc	16	-1.29
Merrill Lynch & Co	39	-3.91
Deutsche Bank Securities	16	-6.16
Bear, Stearns & Co	21	-7.11
Salomon Smith Barney Inc	30	-10.24
Morgan Stanley	36	-10.51
Banc of America Securities	18	-15.81
Credit Suisse First Boston	56	-16.72
UBS Warburg LLC	24	-17.75
Lehman Brothers	23	-19.44

	331	-8.44

1H 2003
Aftermarket Performance Across All Industries January 1, 2003 through June 30, 2003
		Aftermarket
Lead Manager [3]	# of Deals	Performance	[4] (%)
Friedman Billings Ramsey	5	40.02
Thomas Weisel Partners LLC	3	25.83
Ryan, Beck & Co	3	24.94
Lehman Brothers	16	20.67
Sun Trust Robinson Humphrey	2	20.20
Bear Stearns & Co	8	15.26
Goldman, Sachs & Co	20	15.17
Morgan Stanley	21	15.10
Citigroup Global Markets Inc	20	14.72
UBS Securities	18	14.65
CIBC World Markets	4	13.36
JP Morgan Securities Inc	18	12.95

	138	19.41

*Inclusion of Dividends and 144A Institutional Placements resulted in a weighted return of 24.36% and a non-weighted return of 22.66% from our internal calculations for FBR deals 1/01/1998 – 12/31/2002

*Inclusion of Dividends and 144A Institutional Placements resulted in a weighted return of 15.65% and a non-weighted return of 13.30% from our internal calculations for FBR deals 1/01/2002 – 12/31/2002

1Of more than 25 transactions, IPOs and Secondaries only, excludes closed–end funds.

2Of more than 10 transactions, IPOs and Secondaries only, excludes closed–end funds.

3Of more than 1 transaction, IPOs and Secondaries only, excludes closed–end funds.

4Non-weighted average aftermarket performance. Results for each of the offerings vary considerably, and may be significantly different from the average figure quoted. Past performance is no guarantee of future results.

F R I E D M A N B I L L I N G S R A M S E Y	Source: CommScan LLC

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	MBS and Merchant Banking

The strategy employed by FBR Asset for more than 5 years continues to be used by FBR Group following the merger of the two companies on March 31, 2003

•	Residential Mortgage-Backed Securities (approximately $8 Billion as of June 30, 2003)

■	AAA rated securities – GSE guaranteed by Freddie Mac, Fannie Mae, Ginnie Mae

■	Short-duration of 1-2 – limits price risk

■	Leverage guideline – 6-11x (debt to equity),

■	Allocation of capital: 50%-90% (long-term average target 60%-65%)

•	Merchant Banking/Long Term Investment Portfolio (Non-levered portfolio) ($ 236 Million carrying value as of June 30, 2003).

■	Senior secured and mezzanine loans

■	Preferred and common equity

■	Direct assets

■	Hedge funds

■	Venture funds

■	Non-levered portfolio

■	Typical hold period 12-18 months

■	Allocation of capital: 10%-30% (long-term average target 20%-25%)

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	MBS Portfolio

06/30/03

CURRENT FACE	MARKET VALUE	AVERAGE COUPON	BOOK YIELD	COST PREMIUM	WTD CPR	AVERAGE LIFE	EFFECTIVE DURATION	CONVEXITY
7,911,646	8,135,379	4.53%	2.91%	102.44	34	2.3	1.17	-0.13

[CHART]

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

MBS Portfolio Spread

Spread Between CMT+225 bps and One Month LIBOR (%)
Discount Rate (%)
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
Spread Between CMT+225 bps and LIBOR
Average Spread of 220 bps (Standard Deviation of 45 bps)
Discount Rate
May-83
Nov-83
May-84
Nov-84
May-85
Nov-85
May-86
Nov-86
May-87
Nov-87
May-88
Nov-88
May-89
Nov-89
May-90
Nov-90
May-91
Nov-91
May-92
Nov-92
May-93
Nov-93
May-94
Nov-94
May-95
Nov-95
May-96
Nov-96
May-97
Nov-97
May-98
Nov-98
May-99
Nov-99
May-00
Nov-00
May-01
Nov-01
May-02
Nov-02
May-03

Source: Bloomberg, Federal Reserve

Notes:

FRIEDMAN BILLINGS RAMSEY

[LOGO]	MBS Portfolio Spread

[CHART]

Notes:

CMT is the 1 Year Constant Maturity Treasury. For purposes of estimating spread, this chart assumes a margin of 225 bps.

On January 9, 2003, the Federal Reserve Board made a policy change regarding the discount rate in an effort to reduce the stigma of borrowing from the federal government and raised the discount rate above the federal funds rate. However, because the Federal Reserve’s monetary stance, as reflected by the federal funds rate, has remained unchanged, this chart assumes a constant discount rate from January 9, 2003 through May 31, 2003 of 75 bps., as it stood prior to the Federal Reserve’s policy change.

F R I E D M A N B I L L I N G S R A M S E Y	Source: Bloomberg, Federal Reserve

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	Merchant Banking and Other Long Term Investments

•	Merchant Banking Equities, Mezzanine and Other Debt, Private Equity Fund Investments and Hedge Fund Investments $236 Million at 6/30/03

•	Merchant Banking Portfolio at 6/30/03 Equaled Approximately $164 Million

■	Realized gains and dividends on that portfolio in six months ended 6/30/03 exceeded $12 Million

■	Approximately $56 Million of unrealized gains on marketable securities in the merchant banking portfolio as of 6/30/03

•	Alternative Fund Investments $53 Million at 6/30/03

•	Broker/Dealer Investments $19 Million at 6/30/03

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	Independent Broker-Dealer Business Mix

Components of Gross Revenue	LTM Period End	Interest and Dividends	Investment Banking	Principal Transactions & Commissions	Fees & Other
Lehman Brothers	31-May-03	66%	10%	24%	0%
Goldman Sachs	31-May-03	49%	10%	22%	20%
Morgan Stanley	31-May-03	48%	7%	21%	24%
Merrill Lynch	27-Jun-03	46%	8%	26%	20%
SWS Group	28-Mar-03	37%	12%	38%	14%
Bear Stearns	31-May-03	30%	9%	60%	2%
Jefferies Group	30-Jun-03	13%	19%	66%	2%
Raymond James Financial	27-Jun-03	9%	9%	66%	15%
Stifel Financial Corp.	30-Jun-03	7%	21%	58%	14%
Legg Mason, Inc.	30-Jun-03	6%	7%	29%	58%
A. G. Edwards Inc.	31-May-03	5%	12%	55%	28%

Average Broker/Dealer		29%	11%	42%	18%

FBR 2003 2nd Quarter	30-Jun-03	34%	29%	13%	24%

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	Selected Comparables

	Fiscal Year End	LTM Period End	Equity Capital	Total Assets / Tangible Equity	Compensation/ Net Revenue	Price/ Tangible Book [1]	Indicated Div. Yield
Merrill Lynch	31-Dec	27-Jun-03	$24,781,000	23.8x	50.1%	2.42x	1.2%
Morgan Stanley	30-Nov	31-May-03	$22,631,000	27.7x	41.4%	2.48x	1.9%
Goldman Sachs	30-Nov	31-May-03	$20,042,000	26.5x	48.3%	2.69x	1.2%
Lehman Brothers	30-Nov	31-May-03	$9,635,000	32.2x	51.0%	1.64x	0.7%
Bear Stearns	30-Nov	31-May-03	$6,714,397	31.0x	49.6%	1.90x	1.2%
A. G. Edwards Inc.	28-Feb	31-May-03	$1,674,808	2.3x	66.6%	1.71x	1.8%
Legg Mason, Inc	31-Mar	30-Jun-03	$1,324,802	7.2x	58.3%	5.46x	0.8%
Raymond James Financial	30-Sep	27-Jun-03	$889,042	8.5x	67.5%	2.14x	1.0%
Jefferies Group	31-Dec	27-Jun-03	$683,315	14.8x	57.0%	2.68x	0.5%
SWS Group	30-Jun	28-Mar-03	$245,743	16.8x	48.4%	1.31x	2.1%
Stifel Financial Corp.	31-Dec	30-Jun-03	$86,564	5.0x	67.7%	1.05x	0.0%

Average Broker/Dealer				17.8x	55.1%	2.31x	1.1%

FBR 2003 2nd Quarter		30-Jun-03	$1,136,093	8.5x	33.3%	2.14	8.4%[2]

[1]	Market data as of 08/25/03
[2]	Indicated dividend of $1.36 over share price of $16.18 on August 25th, 2003

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

FBR Group Common Shares

$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
Price
Trading Volume
Price
March 31, 2003: Merger of FBR Group and FBR Asset Closed
5.0
4.0
3.0
2.0
1.0
0.0
Volume (Shares in MMs)
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

FRIEDMAN BILLINGS RAMSEY

[LOGO]	FBR Group Common Shares

FBR Stock Performance from the Announce Date of the Merger, November 14, 2002 to September 15, 2003

[GRAPHIC]

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

[LOGO]	Conclusion

•	Top 10 National Investment Bank

•	Positioned for Continued Growth with Stable Dividend Income

•	Number One Aftermarket Underwriting Performance among major underwriters

•	Unique Franchise

•	Distribution Power

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003

Earnings Model I (See Notes 1)

Business Line			Model Allocated Equity Capital	Model Return %	Model Revenue/ Net Interest Revenue	Model Expenses	Model Earnings	Model ROE %
1 Capital Markets								
Investments (2)			15					
Working Capital			50					
			65					
Investment Banking					150 (3)			
Institutional Brokerage					70 (3),(4)			
					220	163		
Model Breakeven Revenue Level	115 (3),(5)							
Revenue in excess of Breakeven	113			40%(5)			45	
Taxes							(18)	
Income after taxes							27	42%
2 Asset Management								
Fund Investments (6)			50	20%	10			
Fee Business (7)			20 (8)		25			
Total			70		35	25	10	
Taxes							(2)	
							8	11%
3 MBS								
Assets	8,830							
Equity	130	(8)	130 (9)	3.25%(10)	24			
Funded 10x	1,300	(8)		1.99%(10)	145			
					169	19.5995	149	20%
4 Merchant Banking								
Assets			163	25%	41	4.315	36	22%
FBR GROUP TOTAL								
Equity (from above)			1,026					
Goodwill from merger			108					
			1,136		413	232	240	
Taxes							(20)	
							220	19%
								21%

FRIEDMAN BILLINGS RAMSEY

($ millions, unless otherwise indicated)

[LOGO]	Earnings Model I (See Notes 1) (The attached notes are an integral part of this model presentation)

	Business Line				Model Allocated Equity Capital		Model Return %		Model Revenue/ Net Interest Revenue		Model Expenses	Model Earnings	Model ROE%
1	Capital Markets
	Investments(2)			15
	Working Capital			50

				65
	Investment Banking							150	(3)
	Institutional Brokerage							78	(3),(4)

								228		183
	Model Breakeven Revenue Level	115	(2),(5)
	Revenue in excess of Breakeven	113				40	%(5)					45
	Taxes											(18)

	Income after taxes											27	42%
2	Asset Management
	Fund Investments(6)			50		20%		10
	Fee Business(7)			20	(8)			25

	Total			70				35		25		10
	Taxes											(2)

												8	11%
3	MBS
	Assets	8,030
	Equity	730	(9)	730	(9)	3.25	%(10)	24
	Funded 10x	7,300	(9)			1.99	%(10)	145

								169		19.5995		149	20%
4	Merchant Banking
	Assets			163		25%		41		4.975		36	22%
FBR GROUP TOTAL
	Equity (from above)			1028
	Goodwill from merger			108

				1,136				473		232		240
	Taxes											(20)

												220	19%
													21%	(on equity excl. goodwill	)

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum September 17, 2003 Page 20	($ millions, unless otherwise indicated)

[LOGO]	Earnings Model II (See Notes 1) (The attached notes are an integral part of this model presentation)

	Business Line				Model Allocated Equity Capital		Model Return		Model Revenue/ Net Interest Revenue		Model Expenses	Model Earnings	Model ROE%
1	Capital Markets
	Investments (2)			15
	Working Capital			50

				65
	Investment Banking							250	(3)
	Institutional Brokerage							100	(3),(4)

								350		260
	Model Breakeven Revenue Level	125	(2), (5)
	Revenue in excess of Breakeven	225				40	% (5)					90
	Taxes											(36)

	Income after taxes											54	83%
2	Asset Management
	Fund Investments (6)			50		20%		10
	Fee Business (7)			20	(8)			25

	Total			70				35		25		10
	Taxes											(2)

												8	11%
3	MBS
	Assets	8,030
	Equity	730	(9)	730	(9)	3.50	% (10)	26
	Funded 10x	7,300	(9)			2.16	% (10)	158

								183		21.023		162	22%
4	Merchant Banking
	Assets			163		25%		41		4.975		36	22%
FBR GROUP TOTAL
	Equity (from above)			1028
	Goodwill from merger			108

				1,136				609		311		298
	Taxes											(38)

												260	23%
													25%	(on equity excl. goodwill)

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum September 17, 2003 Page 21	($ millions, unless otherwise indicated)

[LOGO]	Notes 1

(1)	The foregoing financial models of Friedman, Billings, Ramsey Group, Inc. were prepared by management of the company and will be provided to financial analysts as of September 16, 2003. This model includes a hypothetical allocation of equity. The actual allocation will vary from time to time and the company is not undertaking any obligation to update this model.

The financial model is not a measure of the company’s historical or future financial performance, financial position or cash flows. The model is not a projection of or a prediction of the company’s future performance. The model contains various assumptions that management has made as of this date with regard to the allocation of capital and the level of returns, revenues, and expenses among the company’s businesses. The assumptions in the model are not necessarily reflective of historical results, or a projection or prediction of the company’s actual performance or decisions with regard to allocation of capital, expenses, returns on equity and revenue levels. Actual performance or decisions by the company may vary from the assumptions contained in the model.

The company’s actual financial performance will be subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technology, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company’s Annual Report on Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

(2)	Return on investments, interest, dividends and trading gains in the capital markets business line are incorporated in breakeven analysis as an offset to fixed expenses.
(3)	Excludes return on investment, interest, dividends and trading gains. See note 2.
(4)	Institutional brokerage revenue in the model excludes brokerage revenues attributable to private client, online and asset management business although those revenues are included in the “institutional brokerage” line of the company’s income statement.
(5)	Breakeven points and marginal contribution will vary with revenue mix and times of expenses. Model only; actual breakeven point and contribution in any period will vary, and breakeven point will increase with new hiring or other expense increases.
(6)	Some fund investments are held in taxable REIT subsidiaries and some in the REIT parent.
(7)	Fee businesses are operated in taxable REIT subsidiaries and fees are subject to full taxation.
(8)	Equity in the asset management business line includes mutual fund management contracts purchased in the 2001 Rushmore/MMA acquisition and subject to amortization over 15 years.
(9)	Indicative equity in MBS portfolio at 10 x leverage. Not intended to reflect actual equity or leverage. Leverage guidelines are generally 6-11, however, levels may vary above or below these targets depending on a variety of factors.
(10)	The effective yield and net interest spread will vary from quarter to quarter and may be higher or lower than the spreads indicated in the models.

F R I E D M A N  B I L L I N G S  R A M S E Y

The Wall Street Analyst Forum

September 17, 2003